UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2006

FIELDSTONE MORTGAGE INVESTMENT CORPORATION (as depositor under a Trust Agreement, dated as of July 6, 2006, providing for, inter alia, the issuance of Fieldstone Mortgage Investment Trust Series 2006-2 Mortgage-Backed Notes)

Fieldstone Mortgage Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	333-132444	20-2972688

State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

11000 Broken Land Parkway, Suite 600, Columbia, Maryland	21044

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 365-3642

(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

          Item 8.01. Other Events

          The Registrant registered issuances of its Fieldstone Mortgage Investment Trust, Series 2006-2 Mortgage-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-132444) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $779,200,000 aggregate principal amount of Class 1-A, Class 2-A1, Class 2-A2, Class 2-A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, and Class M11 Notes (collectively, the “Notes”) on July 6, 2006. This Current Report on Form 8-K contains copies of the operative agreements executed in connection with the issuance of Notes, forms of which were filed as exhibits to the Registration Statement.

          The Notes will be issued pursuant to an Indenture, dated as of June 1, 2006 (the “Indenture”), by and among Fieldstone Mortgage Investment Trust, Series 2006-2, a Delaware statutory trust (the “Issuing Entity” or the “Trust”), HSBC Bank USA, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”), and Wells Fargo Bank, N.A. (“Wells Fargo”), as trust administrator (in such capacity, the “Trust Administrator”). The Indenture is attached hereto as Exhibit 4.1. The Trust has been created pursuant to a trust agreement, dated as of June 12, 2006, by and between U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”), and the Registrant, as amended and restated as of July 6, 2006 (the “Trust Agreement”), by and among the Registrant, the Trust Administrator and the Owner Trustee. The Trust Agreement is attached hereto as Exhibit 4.2. The Trust has issued a single class of ownership certificates evidencing the equity interest in the Issuing Entity (the “Ownership Certificate”).

          The Notes will be secured by fixed-rate and adjustable-rate first-lien and second-lien mortgage loans and related notes and mortgages (the “Mortgage Loans”), together with certain other assets (together with the Mortgage Loans, the “Collateral”), conveyed to the Issuing Entity and pledged under the Indenture. The Mortgage Loans were conveyed by the Fieldstone Investment Corporation (the “Seller”) to the Registrant on the Closing Date pursuant to a mortgage loan purchase agreement, dated as of June 1, 2006 (the “Mortgage Loan Purchase Agreement”), by and between the Seller and the Registrant. The Mortgage Loan Purchase Agreement is attached hereto as Exhibit 99.1. On the Closing Date, the Registrant conveyed the Mortgage Loans to the Issuing Entity pursuant to a transfer and servicing agreement dated as of June 1, 2006 (the “Transfer and Servicing Agreement”), by and among the Issuing Entity, the Registrant, the Seller, Wells Fargo, as master servicer (in such capacity, the “Master Servicer”), the Trust Administrator, the Indenture Trustee, the Servicer and JPMorgan Chase Bank, National Association (the “Subservicer”). The Transfer and Servicing Agreement is attached as Exhibit 4.3 hereto. In addition, the assets of the Trust consisting of the novation and confirmation dated July 6, 2006 and the exhibits thereto (the “Swap Agreement”), by and among the Issuing Entity, Bear Stearns Financial Products, Inc., Bear Stearns Bank plc, and the Seller, which will benefit the holders of the Notes by (i) offsetting any interest rate risk associated with fluctuations in LIBOR, (ii) diminishing the basis risk associated with the hybrid adjustable-rate mortgage loans in the mortgage pool, and (iii) providing additional credit enhancement to protect against losses sustained by the mortgage loans. The Swap Agreement is attached hereto as Exhibit 99.2.

          The Notes were sold pursuant to the underwriting agreement, dated June 26, 2006 and the related pricing supplement, dated June 29, 2006 (collectively, the “Underwriting Agreement”), by and among the Registrant and Lehman Brothers Inc., Bear, Stearns & Co. Inc., Credit Suisse Securities (USA) LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriters”). The Underwriting Agreement is attached hereto as Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description

1.1

Underwriting Agreement, dated June 26, 2006 and the related pricing supplement, dated June 29, 2006 (collectively, the “Underwriting Agreement”), by and among the Registrant and Lehman Brothers Inc., Bear, Stearns & Co. Inc., Credit Suisse Securities (USA) LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriters”).

4.1

Indenture, dated as of June 1, 2006, by and among Fieldstone Mortgage Investment Trust, Series 2006-2, a Delaware statutory trust, HSBC Bank USA, National Association, as indenture trustee, and Wells Fargo Bank, N.A., as trust administrator

4.2	Amended and Restated Trust Agreement, dated as of July 6, 2006, by and among the Registrant, Wells Fargo Bank, N.A., as trust administrator and U.S. Bank Trust National Association, as owner trustee

4.3

Transfer and Servicing Agreement dated as of June 1, 2006, by and among the Issuing Entity, the Registrant, the Seller, Wells Fargo Bank, N.A., as master servicer, Wells Fargo Bank, N.A., as trust administrator, HSBC Bank USA, National Association, as indenture trustee, Fieldstone Servicing Corp., as servicer and JPMorgan Chase Bank, National Association, as subservicer

99.1	Mortgage Loan Purchase Agreement, dated as of June 1, 2006, by and between the Seller and the Registrant

99.2	Swap Agreement, dated as of July 6, 2006 by and among the Issuing Entity, Bear Stearns Financial Products, Inc., Bear Stearns Bank plc, and the Seller

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIELDSTONE MORTGAGE INVESTMENT CORPORATION
(Registrant)

	By:	/s/ John C. Kendall

Name: John C. Kendall
Title: Director and President

Dated: July 20, 2006

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description	Sequentially Numbered Page

1	1.1

Underwriting Agreement, dated June 26, 2006 and the related pricing supplement, dated June 29, 2006, by and among the Registrant and Lehman Brothers Inc., Bear, Stearns & Co. Inc., Credit Suisse Securities (USA) LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated

2	4.1

Indenture, dated as of June 1, 2006, by and among Fieldstone Mortgage Investment Trust, Series 2006-2, a Delaware statutory trust, HSBC Bank USA, National Association, as indenture trustee, and Wells Fargo Bank, N.A., as trust administrator

3	4.2	Amended and Restated Trust Agreement, dated as of July 6, 2006, by and among the Registrant, Wells Fargo Bank, N.A., as trust administrator and U.S. Bank Trust National Association, as owner trustee

4	4.3

Transfer and Servicing Agreement dated as of June 1, 2006, by and among the Issuing Entity, the Registrant, the Seller, Wells Fargo Bank, N.A., as master servicer, Wells Fargo Bank, N.A., as trust administrator, HSBC Bank USA, National Association, as indenture trustee, Fieldstone Servicing Corp., as servicer and JPMorgan Chase Bank, National Association, as subservicer

5	99.1	Mortgage Loan Purchase Agreement, dated as of June 1,

2006, by and between the Seller and the Registrant

6	99.2	Swap Agreement, dated as of July 6, 2006 by and among the Issuing Entity, Bear Stearns Financial Products, Inc., Bear Stearns Bank plc, and the Seller